                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 29, 1994



                      GREEN TREE FINANCIAL CORPORATION
                      --------------------------------
           (Exact name of registrant as specified in its charter)


     Minnesota                    0-11652                     41-1263905
- -------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                 (IRS employer
    of incorporation)            file number)              identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
- -------------------------------------------------------------------------------
                  (Address of principal executive offices)


      Registrant's telephone number, including area code: (612)293-3400
                                                         ---------------

                               Not Applicable
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 1.     Changes in Control or Registrant.
            --------------------------------

            Not applicable.

Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            Not applicable.

Item 3.     Bankruptcy or Receivership.
            --------------------------

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

            Not applicable.

Item 5.     Other Events.
            ------------

            Not applicable.

Item 6.     Resignations of Registrant's Directors.
            --------------------------------------

            Not applicable.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (a)  Financial statements of businesses acquired.

                 Not applicable.

            (b)  Pro forma financial information.

                 Not applicable.
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      (c)  Exhibits.

           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

           Exhibit No.    Description
           -----------    -----------
               4.1        Pooling and Servicing Agreement between
                          Green Tree Financial Corporation, as Seller
                          and Servicer, and First Bank National
                          Association, as Trustee, dated as of March 1,
                          1994

Item 8.  Change in fiscal year.
         ---------------------

         Not applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GREEN TREE FINANCIAL CORPORATION


                            By: /s/John W. Brink
                               ------------------------------
                               John W. Brink
                               Executive Vice President, Treasurer
                                  and Chief Financial Officer

                              INDEX TO EXHIBITS




Exhibit Number                                                        Page
- --------------                                                        ----
4.1            Pooling and Servicing Agreement between                  5
               Green Tree Financial Corporation, as Seller and
               Servicer, and First Bank National Association, as
               Trustee, dated as of March 1, 1994